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                         THE BEA FAMILY OF MUTUAL FUNDS
                      SUPPLEMENT DATED OCTOBER 3, 1995 TO
                       PROSPECTUS DATED DECEMBER 28, 1994

    The following paragraphs replace the first two paragraphs under "HOW TO PURCHASE SHARES -- General" on page 30:

    Shares representing interests in the Portfolios are offered continuously for sale by the Distributor. Except as described below, BEA Class Shares are currently available for purchase only by investors who have entered into an investment management agreement with BEA or its affiliates. Shares may be purchased initially by completing the application and forwarding the application to the Fund's transfer agent, PFPC. Purchases of Shares may be effected by wire to an account to be specified by PFPC or by mailing a check or Federal Reserve Draft, payable to the order of "The BEA Family" c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. The name of the Portfolio for which Shares are being purchased must also appear on the check or Federal Reserve Draft. Federal Reserve Drafts are available at national banks or any state bank which is a member of the Federal Reserve System. Initial investments in any Portfolio must be at least $1,000,000, except shares may be purchased by existing clients of BEA or its affiliates or by officers of such existing clients (or those holding similar positions) with an initial investment of at least $100,000; all subsequent investments for such persons must be at least $1,000. Subsequent initial investments in any other Portfolio must be at least $100,000. The Fund reserves the right to reject any purchase order.

    Shares of the Portfolios may be purchased by officers and employees of BEA or its affiliates and any BEA pension or profit-sharing plan, without being subject to the minimum investment limitation or the requirement that investors enter into an investment management agreement.